UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2020 (August 26, 2020)

CF FINANCE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFIIU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	CFII	The Nasdaq Stock Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFIIW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2020, CF Finance Acquisition Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 50,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. Only whole warrants are exercisable. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $500,000,000. The Company has granted Cantor Fitzgerald & Co. (“Cantor”), the representative of the several underwriters in the IPO, a 45-day option to purchase up to 7,500,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-241727) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 7, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated August 26, 2020 by and among the Company, Cantor, as representative of the several underwriters, and the qualified independent underwriter named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated August 26, 2020, by and between the Company and Cantor, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated August 26, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated August 26, 2020, by and among the Company, its officers, its directors and CF Finance Holdings II, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 26, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 26, 2020, by and among the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Expense Advance Agreement, dated August 26, 2020, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement (the “Private Units Purchase Agreement”), dated August 26, 2020 by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Promissory Note, dated August 26, 2020, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Units Purchase Agreement, the Company completed the private sale of an aggregate of 1,100,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $11,000,000. The Private Placement Units are identical to the Units sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The warrants underlying the Private Placement Units are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees. In addition, for as long as the warrants underlying the Private Placement Units are held by the Sponsor, such warrants may not be exercised after five years from the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $500,000,000, comprised of $489,000,000 of the proceeds from the IPO and $11,000,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to allow redemption in connection with the Company’s initial business combination or modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 26, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 31, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 26, 2020, by and among the Company, Cantor, as representative of the several underwriters, and the qualified independent underwriter named therein.
1.2	Business Combination Marketing Agreement, dated August 26, 2020, by and between the Company and Cantor.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated August 26, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated August 26, 2020, by and among the Company, its officers, its directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated August 26, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated August 26, 2020, by and among the Company, the Sponsor and the holders party thereto.
10.4	Expense Advance Agreement, dated August 26, 2020, by and between the Company and the Sponsor.
10.5	Private Placement Units Purchase Agreement, dated August 26, 2020, by and between the Company and the Sponsor.
10.6	Promissory Note, dated August 26, 2020, by and between the Company and the Sponsor.
99.1	Press Release, dated August 26, 2020.
99.2	Press Release, dated August 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF FINANCE ACQUISITION CORP. II

	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

Dated: September 1, 2020

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